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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                          _____________

                            Form 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          JUNE 7, 1996
                          ------------
                (Date of earliest event reported)


                 IWERKS ENTERTAINMENT, INC.
- ---------------------------------------------------------
     (Exact name of registrant as specified in its charter)



        DELAWARE                0-22558            95-4439361
- -------------------------   ---------------    ---------------
(State or other juris-      (Commission        (IRS Employer
diction or incorporation)   File Number)       Identification No.)



       4540 WEST VALERIO STREET, BURBANK, CALIFORNIA 91505
- ----------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (818) 841-7766
                                                   ---------------


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ITEM 5.   OTHER EVENTS.

          Reference is made to the press release of Registrant, issued on June 7, 1996, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. This press release is attached to this Form 8-K as
Exhibit 7.1.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            IWERKS ENTERTAINMENT, INC. (Registrant)



Dated:  June 10, 1996       By:  /s/ Guy Heyl
                                -------------------------------
                            Its: Vice President of Finance and
                                 Acting Chief Financial Officer


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                          EXHIBIT INDEX


EXHIBIT                                               PAGE NUMBER
- -------                                               -----------
7.1            Press Release issued on June 7, 1996        5
               with respect to the resignation of
               Registrant's CFO.




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     June 7, 1996 -- Iwerks Entertainment Inc. (NASDAQ/NMS:IWRK)
Co-Chairman, President and CEO Roy A. Wright has announced the resignation of Francis T. Phalen as chief financial officer and as a director of the board of Iwerks Entertainment Inc.

     Phalen has resigned to pursue personal business interests.

     Wright stated, "Frank has done a tremendous job for us as a key member of a transition team that has returned Iwerks to profitability for the first time since our initial public offering. We regret this loss and wish him well in his future endeavors."

     Wright also announced that Iwerks Vice President of Finance, Guy Heyl, has been named acting chief financial officer. Heyl was formerly the chief financial officer of Omni Films International Inc. a publicly traded company acquired by Iwerks in May 1994.

     Iwerks Entertainment is the world's leading producer of high-tech, multi-sensory experiences such as ride simulation, giant-screen theatres, and other immersive attractions for the location-based entertainment (LBE) market. Founded in 1986 in Burbank, Iwerks Entertainment has installed over 250 attractions worldwide.